UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2010

Luby’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600

Houston, TX 77040

(Address of principal executive offices, including zip code)

(713) 329-6800

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 27, 2010, Luby’s, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8–K dated July 26, 2010 (the “Form 8–K”), in connection with the acquisition of substantially all of the assets of Fuddruckers, Inc., Magic Brands, LLC and certain of their affiliates (collectively, “Fuddruckers”) by the Company.

This Current Report on Form 8–K/A amends Item 9.01 of the Form 8–K to present certain financial statements of Fuddruckers and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of substantially all of the assets of Fuddruckers, which financial statements and unaudited pro forma financial information are filed as exhibits hereto. This Current Report on Form 8–K/A should be read in conjunction with the Form 8–K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined balance sheets of Fuddruckers as of June 28, 2009 and June 29, 2008 and the related combined statements of operations, stockholders’/members’ equity, and cash flows for the years ended June 28, 2009 and June 29, 2008 and the notes to combined financial statements related thereto are filed as part of Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited combined balance sheet of Fuddruckers as of March 28, 2010 and the related combined statement of operations and stockholders’/members’ equity, and cash flows for the three quarters ended March 28, 2010 and the notes to combined financial statements related thereto are filed as part of Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial statements with respect to the transaction are filed as Exhibit 99.2 to this Current Report on form 8-K/A.

(d)	Exhibits

Exhibit Number	Description

99.1	Audited combined balance sheets of King Cannon, Inc., Fuddruckers, Inc., KCI, LLC and Magic Brands, LLC as of June 28, 2009 and June 29, 2008 and the related combined statements of operations, stockholders’/members’ equity, and cash flows for the years ended June 28, 2009 and June 29, 2008 and the notes to combined financial statements related thereto and the unaudited combined balance sheet of King Cannon, Inc., Fuddruckers, Inc., KCI, LLC and Magic Brands, LLC as of March 28, 2010 and the related combined statement of operations and stockholders’/members’ equity for the three quarters ended March 28, 2010 and the notes to combined financial statements related thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Luby’s, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2010	LUBY’S, INC.

	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited combined balance sheets of King Cannon, Inc., Fuddruckers, Inc., KCI, LLC and Magic Brands, LLC as of June 28, 2009 and June 29, 2008 and the related combined statements of operations, stockholders’/members equity, and cash flows for the years ended June 28, 2009 and June 29, 2008 and the notes to combined financial statements related thereto and the unaudited combined balance sheet of King Cannon, Inc., Fuddruckers, Inc., KCI, LLC and Magic Brands, LLC as of March 28, 2010 and the related combined statement of operations and stockholders’/members equity for the three quarters ended March 28, 2010 and the notes to combined financial statements related thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Luby’s, Inc.